Exhibit 99.1

Bank of America Merrill Lynch 2018 Leveraged Finance Conference Boca Raton, Florida Investor Presentation December 5, 2018

Cautionary Note Forward Looking Statements page 02 This presentation contains certain “forward-looking statements” relating to the Company. All statements, other than statements of historical fact included herein, are “forward looking statements.” These forward looking statements are often identified by the use of forward-looking terminology such as “preliminary,” “intends,” “expects,” “plans,” “anticipates,” “believes,” “views” or similar expressions and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. These uncertainties include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing financial statement preparation and closing processes that would require the Company to make additional adjustments or revisions to its estimates or financial statements and other financial data, to identify additional material weaknesses, or to take any other necessary action relating to the Company’s accounting practices; the time required to complete the Company’s financial statements and other financial data and accounting review; the time required to prepare its periodic reports for filings with the Securities and Exchange Commission; the impact of the Tax Cuts and Jobs Act on the Company’s financial statements; any regulatory review of, or litigation relating to, the Company’s accounting practices, financial statements and other financial data, periodic reports or other corporate actions; changes in the demand for the Company’s O&P products and services; uncertainties relating to the results of operations or recently acquired O&P patient care clinics; the Company’s ability to enter into and derive benefits from managed-care contracts; the Company’s ability to successfully attract and retain qualified O&P clinicians; federal laws governing the health care industry; uncertainties inherent in investigations and legal proceedings; governmental policies affecting O&P operations; and other risks and uncertainties generally affecting the health care industry. For additional information and risk factors that could affect the Company, see its Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission. The information contained in this presentation is made only as of the date hereof, even if subsequently made available by the Company on its website or otherwise. Note Regarding the Presentation of Non-GAAP Financial Measures: This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the federal Securities Exchange Act of 1934. Non-GAAP measures include Adjusted EBITDA, Adjusted EBITDA Margin, adjusted earnings per share, leverage ratios, free cash flow. As required under Regulation G, Reconciliations of GAAP and non-GAAP financial results are included in schedules at the Appendix. These schedules reconcile the non-GAAP financial measures included in this presentation to the most direct comparable financial measure under generally-accepted accounting principles in the United States. The non-GAAP measures contained herein are used by the Company’s management to analyze the Company’s business results and are provided for informational and analytical context.

Hanger At a Glance page 03 Who We Are: Industry leader in orthotics and prosthetics (O&P) services $4.1 billion1 addressable O&P domestic U.S. market Pioneered prosthetic devices in 1861 Focus on custom devices By The Numbers (2017): Net Revenue $1.041 billion Adjusted EBITDA2 $120 million 4,600 employees in 900 locations (incl. 800 patient care and satellite locations) across 44 states and D.C. Two segments: Patient Care (82% revenue) and Products & Services (18% of revenue) 1 Source: Hanger Inc. estimates 2Adjusted EBITDA is a non GAAP-measure. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics.

Business Mix Primary Focus on the Provision of Specialty Health Care page 04 Patient Care $852.0 million 81.9% revenue Patient Care $148.0 million 17.4% margin G&A expense ($66.9) million Products & Services $188.8 million 18.1% revenue Products & Services $38.5 million 20.4% margin 2017 Hanger Net Revenue $1.041 billion 2017 Adjusted EBITDA1 $119.6 million - 11.5% EBITDA margin 1 Adjusted EBITDA is a non GAAP-measure. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics. Hanger Net Revenue Hanger Adjusted EBITDA 1

Investment Thesis Industry Leader With Multiple Strategic Advantages page 05 The leading provider of orthotic and prosthetic services in the United States 1 $4.1 billion market for prescription prostheses, orthoses and prefabricated/off-the-shelf orthoses, and related services. Demand drivers are broad across injuries and multiple high prevalence disease etiologies 2 Competitive differentiation through investment in programs including clinical outcomes, centralized revenue cycle management, patient engagement and supply chain to drive growth 3 Multi-tier strategy to organically grow share, steadily expand margins and pursue M&A to drive incremental growth opportunities 4 Premier scalable provider in a large market for specialized healthcare services Market Leader Sizeable Market Growth Levers Differentiators

page 06 Our Market Focused Growth Strategy Patient Care Financial Performance Discussion Points Agenda Products & Services

page 07 Our Market Focused Growth Strategy Patient Care Financial Performance Discussion Points Agenda Products & Services

Orthotics and Prosthetics (O&P) Over 90% of Hanger’s revenue is related to O&P page 08 Prosthetic devices replace a missing limb or portion of a limb Provided to patients with amputated or congenitally absent limbs to replace the function and appearance of a limb Prosthetics are customized to meet the unique location and characteristics of the patient and their residual limb Prostheses have an average useful life ranging 3-5 years Prosthetics Orthotic devices modify the structural and functional characteristics of the neuromuscular and skeletal system Prescribed for injuries, musculoskeletal, neurological or orthopedic disorders Hanger Clinic emphasizes fabrications of customized devices Orthotics page 09 Our Market Focused Growth Strategy Patient Care Financial Performance Discussion Points Agenda Products & Services

Patient Care Differentiators Building Sustainable Advantages in a Fragmented Industry page 010 National network and market leadership Enhancing productivity and cost management through an enterprise supply chain Driving patient engagement, connectivity and satisfaction Optimizing reimbursement through centralized revenue cycle management Patient Care1 $852.0 million 81.9% revenue Patient Care1 $148.0 million 17.4% margin Unique ability to measure and improve patient outcomes Hanger Adjusted EBITDA2 1 Referenced amounts reflect 2017 actual results. 2Adjusted EBITDA is a non GAAP-measure. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics. Products & Services Products & Services G&A Expense Hanger Net Revenue

Scale as a Competitive Advantage National Network Brings Hanger Closer to the Community page 011 1 1,500 Clinicians Hanger employs over 20% of the board certified, O&P clinicians in the U.S. Competitors are spread out in small local practitioner settings. 3 800 Patient Care Locations Hanger is the only O&P provider operating a nationwide network of patient care clinics in 44 states and D.C. 2 Nationwide Network Hanger’s broad provider footprint allows for a healthy diversity of payor and referral sources. Geographic diversity insulates Hanger from local or market specific challenges. 4 2 million Annual Patient Encounters Hanger Patient Care Clinics Hanger has the highest volume of O&P patients as compared with any provider. Enables Hanger to develop and deliver best practices in O&P care. 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3 805577_1/NY008HT3

page 012 Market Leader In a Fragmented Industry O&P Patient Care Clinic Market (by location) Approximately 3,400 Clinics Hanger Clinic 15 next largest O&P providers ranging from 14 - 26 clinics Veterans Administration Rest of market 20% of O&P clinics in the nation Hanger currently operates 786 patient care clinics nationally VA: Next largest at 2% 677 patient care clinics 109 satellite locations Rest of market is comprised of diverse small providers 677 302 79 2,339 page 013 Our Market Focused Growth Strategy Patient Care Financial Performance Discussion Points Agenda Products & Services

Products and Services National Scale Supports Profitable Growth page 014 68% of products & services net revenue derived from the distribution of O&P components and related devices through “SPS” Provides comprehensive catalog to independent O&P providers nationwide A one-stop destination O&P industry destination with 400,000 SKUs across more than 300 manufactures Leading dedicated O&P distributor in the industry Remaining 32% of net revenue from therapeutic solutions “ACP” Rehabilitation technologies and clinical programs to skilled nursing facilities (SNFs) and post acute providers Facing headwinds due to challenging conditions and the reimbursement environment in SNFs Executing strategies that align with the evolving post-acute reimbursement and care environment Products & Services1 $188.8 million 18.1% revenue Products & Services1 $38.5 million 20.4% margin 1 Referenced amounts reflect 2017 actual results. 2 Adjusted EBITDA is a non GAAP-measure. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics. Patient Care Patient Care G&A Hanger Net Revenue Hanger Adjusted EBITDA 2

page 015 Our Market Focused Growth Strategy Patient Care Financial Performance Discussion Points Agenda Products & Services

Growth Strategy Build a Durable and Scalable Platform page 016 Accomplishments: Stabilize and Invest G&A investment – leadership, infrastructure, technology Complete restatement of financials (May 2017) Listed on NYSE (September 2018) Operational initiatives Centralized revenue cycle management (RCM) Scale electronic health record (EHR) Outcomes measurement Patient engagement Enterprise supply chain Strengthen balance sheet 2015 - 2018 2019 - 2020 2020-Beyond page 017 Drive organic revenue growth via market share Drive to exceed industry growth rate of 1.5 - 2.0% Add clinicians Drive higher throughput and productivity Higher volume through referrals Focus on high-value customized devices Growth Strategy Accelerate to Growth 2019 - 2020 2020-Beyond 2015 - 2018

page 018 Our Market Focused Growth Strategy Patient Care Financial Performance Discussion Points Agenda Products & Services

Historical Performance Annual and Recent Quarter Net Revenue page 019 Implemented claims documentation initiatives in 2016 to improve long-term revenue quality Revenue growth in both business segments in the second and third quarters of 2018 Third Quarter $258.0 $262.9 2017 2018 $1,012.1 $1,067.2 $1,042.1 $1,040.8 2014 2015 2016 2017 $755.0 $763.9 2017 2018 Year - to - date

Historical Performance Annual and Recent Quarter Adjusted EBITDA1 page 020 2017 Adjusted EBITDA improvement resulted primarily from lower disallowed revenue, personnel expenses and operating expenses in the Patient Care segment Products and Services segment declined on lower revenue from therapeutic solutions Q3 2018 increase of 5.1% on higher flow through in the Patient Care segment Third Quarter2 1 Adjusted EBITDA is a non GAAP-measure. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics. 2 All interim periods reflect adoption of ASU 2017-07, Compensation-Retirement Benefits (Topic 715) totaling $0.2 million for each of the three month periods and $0.4 million for each of the six month periods. Year-to-date2 $29.6 $31.1 2017 2018 $115.2 $117.2 $108.5 $119.6 2014 2015 2016 2017 $80.8 $81.0 2017 2018

Transformation Yields Results Annual and Quarterly Same Clinic Revenue Per Day page 021 Annual % change1 Revenue impacted by claims documentation initiative Quarterly % change1 Since its re-engineering of processes in 2016, Hanger has re-established consistent same clinic growth Q3 2018 same clinic growth was 2.1%, or 0.5% on a day-adjusted basis - the former being more indicative of third quarter same clinic sales Positive comps return in 2017 and 2018 1 Same clinic revenue growth per day excludes the effect of change in rate of disallowances for 2013 through 2017. Beginning in 2018, Hanger returned to reporting same clinic revenue growth per day that includes the impact of disallowed revenue, as this measure now better reflects year-year changes. 3.5% 0.1% 3.1% - 3.1% 0.8% 2013 2014 2015 2016 2017 - 0.9% 0.6% 0.9% 2.1% 1.1% 1.7% 2.1% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018

page 022 Payor Mix and Accounts Receivables Trend Multi-Year Improvements in Working Capital Conversion Accounts Receivable, net (Orange Bars) $ thousands Day Sales Outstanding (Black Line) Diverse reimbursement mix combined with improved A/R aging has driven stronger working capital characteristics Aggressive strategy to centralize revenue cycle management yielded 55% decline in disallowed revenue (2014-2017) Peak in late 2014 Balances on December 31, DSO 46 and A/R balance at $146 million 32% 16% Payor Mix, Percentage of Patient Care Net Revenue YTD 2018 30 35 40 45 50 55 60 $100,000 $110,000 $120,000 $130,000 $140,000 $150,000 $160,000 $170,000 $180,000 2012 2013 2014 2015 2016 2017 Medicare Medicaid Commercial VA Private Pay 9% 7% 36%

page 023 Leverage Favorable Deleveraging Trend Indebtedness Leverage Ratio As of September 30, 2018 3.4 3.6 3.8 4.0 4.2 4.4 4.6 $425.0 $450.0 $475.0 $500.0 $525.0 2014 2015 2016 2017 2018 Q3 Net Debt Leverage Ratio 2018 1 Revolver - $ Term B Loan, Due 2024 (L+350) 502.5 Seller Notes 3.8 Financial Leases 15.4 Total Debt 521.7 $ Cash 61.0 Net Debt 460.7 $ TTM EBITDA 120.6 $ Leverage Ratio 3.8

Other Considerations Use Excess Cash Flow to Execute Growth Strategy page 024 $344.2 million, or 66%, of debt hedged or otherwise bearing fixed rate Current rate of approximately $33 million in annualized cash interest expense, or 6.3% Flexible Balance Sheet2 Q3 2018 TTM Free Cash Flow (Adjusted EBITDA1 - CapEx) of $90.4 million Interest coverage of 3.7x Strong Cash Flow Deploy excess cash and utilize balance sheet to execute targeted, accretive, in-market acquisitions Continued decrease in leverage ratio from current 3.8x1 Disciplined Capital Allocation Strategy 1 Adjusted EBITDA and Enterprise Value/Adjusted EBITDA ratios are non GAAP-measure. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics. 2 Amounts stated as of September 30, 2018. Current Ratings Moody’s: B1 Outlook – Stable Standard & Poor’s: B+ Outlook - Stable Liquidity 0 25 50 75 100 125 150 175 2017 Q1 2018 Q2 2018 Q3 2018 Revolver Availability, Net Cash

2018 Outlook Generally Consistent with 2017 page 025 For the full year 2018, Hanger anticipates net revenue and Adjusted EBITDA to be generally consistent with actual 2017 results Net Income and Adjusted Net Earnings1 Hanger anticipates net income and adjusted net earnings on a total and per share basis, as well as operating cash flow, will be positively impacted by lower interest expense and third party professional fees compared to 2017 Net Revenue and Adjusted EBITDA1 Note: Guidance as of August 9, 2018. This presentation is not a reiteration or affirmation of prior guidance. 1 Adjusted EBITDA and Adjusted Net Earnings are non-GAAP-measures. Please see the Appendix for a reconciliation of GAAP to non-GAAP metrics.

Investment Thesis Industry Leader With Multiple Strategic Advantages page 026 The leading provider of orthotic and prosthetic services in the United States 1 $4.1 billion market for prescription prostheses, orthoses and prefabricated/off-the-shelf orthoses, and related services. Demand drivers are broad across injuries and multiple high prevalence disease etiologies 2 Competitive differentiation through investment in programs including clinical outcomes, centralized revenue cycle management, patient engagement and supply chain to drive growth 3 Multi-tier strategy to organically grow share, steadily expand margins and pursue M&A to drive incremental growth opportunities 4 Premier scalable provider in a large market for specialized healthcare services Market Leader Sizeable Market Growth Levers Differentiators

Appendix Non-GAAP Reconciliations

Non-GAAP Reconciliations Net Income to Adjusted EBITDA 2017-2014 page 028

Non-GAAP Reconciliations Net Income to Segment, Adjusted EBITDA and Adjusted EBITDA Margin as a Percentage of Net Revenue 2017 page 029 For the Year Ended December 31, 2017 Patient Care Net income (loss) - as reported (GAAP) 90,350 Adjustments to calculate EBITDA: Depreciation and amortization 21,363 Interest expense, net 32,068 Extinguishment of debt - Provision (benefit) for income taxes - Specified adjustments - net income (loss) to EBITDA 53,431 EBITDA (Non-GAAP) 143,781 Further adjustments to calculate Adjusted EBITDA: Impairment of intangible assets - Third-party professional fees - Equity-based compensation 4,138 Acquisition-related expenses - Severance expenses associated with reduction in force 88 Specified further adjustments - EBITDA to Adjusted EBITDA 4,226 Adjusted EBITDA (Non-GAAP) 148,007 Patient Care Segment Adjusted EBITDA Margin (% Net Reveue) 17.4% Products & Services Net (loss) income - as reported (GAAP) (40,872) Adjustments to calculate EBITDA: Depreciation and amortization 10,163 Interest expense, net 13,196 Extinguishment of debt - Provision (benefit) for income taxes - Specified adjustments - net income to EBITDA 23,359 EBITDA (Non-GAAP) (17,513) Further adjustments to calculate Adjusted EBITDA: Impairment of intangible assets 54,735 Third-party professional fees - Equity-based compensation 1,306 Acquisition-related expenses - Severance expenses associated with reduction in force (24) Specified further adjustments - EBITDA to Adjusted EBITDA 56,017 Adjusted EBITDA (Non-GAAP) 38,504 Products & Services Segment Adjusted EBITDA Margin (% Net Reveue) 20.4% Corporate & Other Net loss from continuing operations - as reported (GAAP) (154,149) Adjustments to calculate EBITDA: Depreciation and amortization 7,733 Interest expense, net 12,424 Extinguishment of debt - Provision (benefit) for income taxes 27,297 Specified adjustments - net loss from continuing operations to EBITDA 47,454 EBITDA (Non-GAAP) (106,695) Further adjustments to calculate Adjusted EBITDA: Impairment of intangible assets - Third-party professional fees 32,301 Equity-based compensation 7,486 Acquisition-related expenses - Severance expenses associated with reduction in force - Specified further adjustments - EBITDA to Adjusted EBITDA 39,787 Adjusted EBITDA (Non-GAAP) (66,908) Adjusted EBITDA (Non-GAAP) 119,603 $

Non-GAAP Reconciliations Net Income to Adjusted EBITDA Third Quarter and YTD 2018 v. 2017 page 030

Non-GAAP Reconciliations Net Income to Adjusted EBITDA TTM September 30, 2018 page 031 For the Trailing Twelve Months Ended September 30, 2018 Net income (loss) - as reported (GAAP) (89,734) $ Adjustments to calculate EBITDA: Depreciation and amortization 37,217 Interest expense, net 43,008 Loss on extinguishment of debt 16,998 Non-service defined benefit plan expense 711 Provision (benefit) for income taxes 30,478 Adjustments - net income (loss) to EBITDA 128,413 EBITDA (Non-GAAP) 38,679 Further adjustments to calculate Adjusted EBITDA: Impairment of Intangible Assets 54,735 Third-party professional fees 15,229 Equity-based compensation 13,810 Disaster recovery / unclaimed property settlement (2,219) Severance expenses 366 Specified further adjustments - EBITDA to Adjusted EBITDA 81,921 Adjusted EBITDA (Non-GAAP) 120,600